SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                          First Mutual Bancshares, Inc.

             (exact name of registrant as specified it its charter)

         Washington                000-28261             91-2005970
(State or other jurisdiction     (Commission            (IRS Employer
      of Incorporation)           File Number)       Identification Number)


                             400 -108th AVENUE N.E.
                           BELLEVUE, WASHINGTON 98004
                                 (425) 453-5301
          (Address of principal executive offices, including zip code, and telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))


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Item 2.02  Results of Operations and Financial Condition

     On October 26, 2004, First Mutual Bancshares, Inc, issued a press release announcing its financial results for the quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

     (c)     Exhibits.

Exhibit      Description
-------      -----------

99.1         Press Release, dated October 26, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FIRST MUTUAL BANCSHARES, INC.
Dated: November 10, 2004
                                         By: /s/ John R. Valaas
                                             -----------------------------------

                                         Its: President and CEO
                                              ----------------------------------

                                 Exhibit Index:


   Exhibit
   Number                    Description


   99.1              Press Release, dated October 26, 2004.